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                                                                    Exhibit 21.1


                   Subsidiaries of TransDigm Holding Company


                           TransDigm Holding Company
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                                 TransDigm Inc.
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Marathon Power Technologies Company                       TransDigm Export, Inc.
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Marathon Power Technologies Limited